UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2010

                               Cognex Corporation
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               (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

                 001-34218                             04-2713778
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         (Commission File Number)            (IRS Employer Identification No.)


 One Vision Drive, Natick, Massachusetts                         01760-2059
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 22, 2010, Cognex Corporation (the "Company") held a Special Meeting of Shareholders in lieu of the 2010 Annual Meeting (the "Meeting"). At the Meeting, the shareholders of the Company elected Robert J. Shillman and Anthony Sun as directors, each to serve for a term of three years and until his successor is duly elected and qualified. As of the record date for the Meeting, there were 39,666,709 shares of common stock of the Company outstanding and entitled to vote. The 35,437,720 shares represented at the Meeting were voted as follows:

                                     For           Withheld
                                     ---           --------
Robert J. Shillman               25,692,373       9,745,347
Anthony Sun                      23,322,565      12,115,155

No other matters were voted upon at the Meeting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  COGNEX CORPORATION


Date: April 22, 2010              By: /s/ Richard A. Morin
                                      ------------------------------------------
                                      Name:  Richard A. Morin
                                      Title: Executive Vice President of Finance
                                             and Administration, and Chief
                                             Financial Officer